FOR IMMEDIATE RELEASE
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Contacts:

Alfred E. Brennan, Chief Executive Officer
Arthur L. Herbst, Jr., President
Christine R. Boehning, Chief Financial Officer

(314)-344-0010, Ext. 3133
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                                                                           YOUNG
                                                               INNOVATIONS, INC.
                                                                          [Logo]








         YOUNG INNOVATIONS, INC. REDUCES SIZE OF ITS BOARD OF DIRECTORS
                             AND ELECTS NEW DIRECTOR

ST. LOUIS, MO., OCTOBER 20, 2004 - Young Innovations, Inc. (Nasdaq-YDNT) today announced that James R. O'Brien, Craig E. LaBarge, Dr. Connie H. Drisko, Richard
G. Richmond and Arthur L. Herbst, Jr. have tendered their resignations from the Board of Directors effective October 19, 2004. In a related action, the Board adopted a resolution to reduce the size of the Board to five members and elect Patrick J. Ferrillo, Jr. to serve on the Board until the 2005 annual meeting of stockholders. Dr. Ferrilllo is Vice Provost, Division of Health Sciences, and Dean of the University of Nevada - Las Vegas School of Dental Medicine. The current Board consists of Brian F. Bremer, Marc R. Sarni, and Dr. Ferrillo, all of whom are deemed to be "independent" for purposes of the The Nasdaq Stock Market Inc., and George E. Richmond, Chairman of the Company's Board, and Alfred
E. Brennan, the Company's Chief Executive Officer and Vice Chairman.

Commenting on the changes, George E. Richmond said, "I would like to offer my sincere gratitude to Jim, Craig, Connie, Rick and Arthur for their significant contributions to the Company's growth during their tenure. I am flattered that Dr. Drisko has agreed to serve on the Board of the Richmond Institute, a not-for-profit corporation established to evaluate dental treatment plans that will lead to better overall health. These changes to the structure of the Board should allow the Board to more effectively and efficiently operate and enhance the Company's ability to aggressively grow its business. In addition, we are pleased to have Dr. Ferrillo join our Board, as his clinical and academic background in oral healthcare will enable him to be a strong contributor to our organization."

A conference call has been scheduled for Thursday, October 21 at 10:00 A.M. Central Time and can be accessed through InterCall at http://audioevent.mshow.com/189833 or on the Company's website, www.ydnt.com.

Young Innovations develops, manufactures and markets supplies and equipment used by dentists, dental hygienists, dental assistants and consumers. The Company's product offering includes disposable and metal prophy angles, prophy cups and brushes, panoramic X-ray machines, moisture control products, infection control products, dental handpieces (drills) and related components, endodontic systems, orthodontic toothbrushes, flavored examination gloves, children's toothbrushes, and children's toothpastes. The Company believes it is the leading manufacturer and distributor of prophy angles and cups (used in teeth cleaning and polishing procedures) in the United States. The Company also believes it is the leading provider of panoramic X-ray equipment and dental surface disinfectants in the United States.

Investors are cautioned that this press release as well as other reports and oral statements by Company officials may contain certain forward-looking statements as defined in the Private Securities Litigation and Reform Act of 1995. Forward-looking statements include statements which are predictive in nature, which depend upon or refer to future events or conditions and which include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates," or similar expressions. These statements are not guaranties of future performance and the Company makes no commitment to update or disclose any revisions to forward-looking statements, or any facts, events or circumstances after the date hereof that may bear upon forward-looking statements. Because such statements involve risks and uncertainties, actual actions and strategies and the timing and expected results thereof may differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, those disclosed in the Company's Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission.